SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)   April 1, 1997
                                                   --------------



                               UNOCAL CORPORATION
--------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



           1-8483                                      95-3825062
--------------------------------------------------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California              90245
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)



                                 (310) 726-7600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 2.           Acquisition or Disposition of Assets.

On April 1, 1997 the following news release was issued:


             UNOCAL COMPLETES SALE OF WEST COAST DOWNSTREAM ASSETS;
         TO PURSUE HIGH-POTENTIAL NEW VENTURES IN ASIA, U.S. GULF COAST
         --------------------------------------------------------------

      El Segundo, Calif., April 1 -- Unocal Corporation today said it had completed the sale of its West Coast refining, marketing and transportation assets to Connecticut-based Tosco Corporation. The sale is valued at approximately $2 billion.

      "The completion of this sale puts Unocal on the threshold of a new era," said Roger C. Beach, Unocal chairman and chief executive officer. "We are no longer a mid-sized, integrated oil company. We are now the world's largest independent exploration and production company -- first in reserves and production -- with a strong focus on integrated project development."

     Beach went on to say that Unocal's activities will be concentrated in areas where the company is a proven high performer -- primarily exploration and production operations in Asia and the U. S. Gulf of Mexico.

      "We can now redeploy resources from slow-growth, low-return downstream businesses, which averaged 5 percent a year return on assets, to high-return operations and growth opportunities that offer potential returns of 15 to 20 percent a year," he said. Beach noted that about two-thirds of Unocal's $1.34 billion capital spending plan in 1997 is targeted to high-return overseas projects.

     The assets sold to Tosco were operated by Unocal's 76 Products Company business unit. These assets include
Unocal's  San Francisco, Santa Maria and Los

      Angeles refineries in California, which have a combined capacity of 251,000-barrels per day; various terminals, bulk plants and pipelines; worldwide lubricants business; retail marketing business, including 1,100 controlled sites and 250 branded, non-controlled sites in six Western states; commercial and industrial petroleum products business; three oceangoing tankers; inventories of hydrocarbon products; credit card systems; and other various assets.

     Unocal will receive approximately $1.4 billion in cash (includes nearly $400 million for inventories of crude oil and petroleum products) and shares of Tosco common stock valued at approximately $400 million. Unocal expects to sell the Tosco shares as soon as practicable.

      The sale agreement also includes provisions for up to $250 million in possible participation payments to Unocal should gasoline margins increase in the next seven years.

      The proceeds from the sale will be used to invest in new, high-growth projects, reduce debt by about $800 million and buy back up to $400 million of Unocal's common stock.

      "With the proceeds from the sale, we will be able to strengthen our balance sheet, add value for our stockholders, shift significant financial resources to potentially high-return opportunities in the fast-growing economies of Asia, and strengthen our resource base in the Louisiana/Gulf of Mexico region," Beach said.

                         TERMS OF SALE

Sales value      Approximately $2 billion
                 $1 billion in cash
                 $400 million in Tosco common stock (14 million shares)
                 Nearly $400 million in cash for inventories
                 Participation payment: $250 million cap; 7-year term;
                   payment computed and paid semi-annually; portion of increase in gasoline margins above base average



                                 ASSET INFORMATION

Refineries       San Francisco Refinery (Rodeo,  Calif.) -- 77,000 b/d
                 Santa Maria Refinery  (Arroyo  Grande,  Calif.) --
                 44,000  b/d Los  Angeles Refinery (Carson and
                 Wilmington, Calif.) -- 130,000 b/d

Retail           Approximately 1,100 controlled sites and 250 non-controlled
marketing         sites in California, Arizona, Nevada, Oregon,
business          Washington and Hawaii


Ships            Three oceangoing vessels (Sierra Madre, Blue Ridge
                    and Coast Range)

Other assets     Various terminals, bulk plants and pipelines
and businesses       Worldwide lubricants business
                 Commercial and industrial petroleum products business
                 Credit card systems (including co-branded card)

Item 7.  Financial Statements and Exhibits.
       (c)  Exhibits

          2.1 Sale and Purchase Agreement for 76 Products Company, dated December 14, 1996, between Union Oil Company of California and Tosco Corporation (without attachments or schedules) (incorporated by reference to Exhibit 2.1 to Unocal's Current Report on Form 8-K dated December 16, 1996 and filed January 3, 1997, File No. 1-8483).


          2.2 Stock Purchase and Shareholder Agreement, dated as of January 15, 1997, by and between Tosco Corporation and Union Oil Company of California, together with form of Supplement No. 1 thereto (incorporated by reference to Exhibit 2.2 to Unocal's Current Report on Form 8-K dated December 16, 1996 and filed January 3, 1997, File No. 1-8483).


          2.3 Amendment No. 1 and Supplement, dated as of March 31, 1997, to Stock Purchase and Shareholder Agreement, dated as of January 15, 1997, by and between Tosco Corporation and Union Oil Company of California (incorporated by reference to Exhibit C to Unocal's and Union Oil Company of California's statement on Schedule 13D relating to Tosco Corporation, dated and filed April 10, 1997, File No. 1-7910).


          2.4 Environmental Agreement, dated as of March 31, 1997, by and between Union Oil Company of California and Tosco Corporation (without schedules) (incorporated by reference to Exhibit 2.3 to Unocal's Current Report on Form 8-K dated December 16, 1996 and filed January 3, 1997, File No. 1-8483).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






                                         UNOCAL CORPORATION
                                                   (Registrant)




Date:  April 10, 1997                     By  /s/  STANLEY Y. HANAOKA
--------------------                     ---------------------------
                                                  Stanley Y. Hanaoka
                                                  Assistant Comptroller

                               UNOCAL CORPORATION
                                  EXHIBIT INDEX


Exhibit 2.1 Sale and Purchase Agreement for 76 Products Company, dated December 14, 1996, between Union Oil Company of California and Tosco Corporation (without attachments or schedules) (incorporated by reference to Exhibit 2.1 to Unocal's Current Report on Form 8-K dated December 16, 1996 and filed January 3, 1997, File No. 1-8483).


Exhibit 2.2 Stock Purchase and Shareholder Agreement, dated as of January 15, 1997, by and between Tosco Corporation and Union Oil Company of California, together with form of Supplement No. 1 thereto (incorporated by reference to Exhibit 2.2 to Unocal's Current Report on Form 8-K dated December 16, 1996 and filed January 3, 1997, File No. 1-8483).

Exhibit 2.3 Amendment No. 1 and Supplement, dated as of March 31, 1997, to Stock Purchase and Shareholder Agreement, dated as of January 15, 1997, by and between Tosco Corporation and Union Oil Company of California (incorporated by reference to Exhibit C to Unocal's and Union Oil Company of California's statement on Schedule 13D relating to Tosco Corporation, dated and filed April 10, 1997, File No. 1-7910).

Exhibit 2.4 Environmental Agreement, dated as of March 31, 1997, by and between Union Oil Company of California and Tosco Corporation (without schedules) (incorporated by reference to Exhibit 2.3 to Unocal's Current Report on Form 8-K dated December 16, 1996 and filed January 3, 1997, File No. 1-8483).